Investor Presentation December 2022 Exhibit 99.1

Disclosures Forward-Looking Statements Certain statements in this release may contain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Such statements include, without limitation, statements with respect to the Company’s operations, performance, future strategy and goals, and are often characterized by use of qualified words such as “expect,” “believe,” “estimate,” “project,” “anticipate,” “intend,” “will,” “should,” or words of similar meaning or other statements concerning the opinions or judgement of the Company and its management about future events. While Company management believes such statements to be reasonable, future events and predictions are subject to circumstances that are not within the control of the Company and its management. Actual results may differ materially from those included in the forward-looking statements due to a number of factors, including, without limitation, the effects of and changes in: general economic and market conditions, including the effects of declines in real estate values, an increase in unemployment levels and general economic contraction as a result of COVID-19 or other pandemics; fluctuations in interest rates, deposits, loan demand, and asset quality; assumptions that underlie the Company’s allowance for loan losses; the potential adverse effects of unusual and infrequently occurring events, such as weather-related disasters, terrorist acts or public health events (e.g., COVID-19 or other pandemics), and of governmental and societal responses thereto; the performance of vendors or other parties with which the Company does business; competition; technology; changes in laws, regulations and guidance; changes in accounting principles or guidelines; performance of assets under management; expected revenue synergies and cost savings from the recently completed merger with Fauquier may not be fully realized or realized within the expected timeframe; the businesses of the Company and Fauquier may not be integrated successfully or such integration may be more difficult, time-consuming or costly than expected; revenues following the merger may be lower than expected; customer and employee relationships and business operations may be disrupted by the merger; and other factors impacting financial services businesses. Many of these factors and additional risks and uncertainties are described in the Company’s Annual Report on Form 10-K for the year ended December 31, 2021 and other reports filed from time to time by the Company with the Securities and Exchange Commission. These statements speak only as of the date made, and the Company does not undertake to update any forward-looking statements to reflect changes or events that may occur after this release. Non-GAAP Financial Measures The accounting and reporting policies of the Company conform to U.S. generally accepted accounting principles (“GAAP”) and prevailing practices in the banking industry. However, management uses certain non-GAAP measures to supplement the evaluation of the Company’s performance, including (i) net interest income (FTE), (ii) efficiency ratio (FTE), (iii) net interest margin (FTE), (iv) ALLL to total loans, excluding acquired loans and fair value mark, (v) ALLL to total loans, excluding PPP loans and (vi) tangible book value per share. Management believes presentations of these non-GAAP financial measures provide useful supplemental information that is essential to a proper understanding of the operating results of the Company’s core businesses. These non-GAAP disclosures should not be viewed as a substitute for operating results determined in accordance with GAAP, nor are they necessarily comparable to non-GAAP performance measures that may be presented by other companies. Reconciliations of GAAP to non-GAAP measures are included at the end of this release.

Table of Contents Introduction to Virginia National Financial Highlights Why VABK? Appendix

Introduction to Virginia National

Source: S&P Global Market Intelligence; Company documents Data as of or for the three months ended 9/30/22 Note: VABK plans to close two additional branches on 12/30/22 Overview of Virginia National Bankshares Corporation $1.7 billion in assets bank holding company headquartered in Charlottesville, VA Seasoned management team with over 220 years of collective banking experience Dominant deposit market share in core markets Recent expansion into high growth markets Well positioned for current interest rate environment with a cumulative deposit beta of (2.7%) and 75 bps of NIM expansion YTD Conservative credit culture: 0.66% of cumulative losses in Global Financial Crisis (“GFC“) vs. banking industry over 8% Strong tangible book value growth Virginia’s Premier Community Bank $1.7B Assets $1.6B Deposits $0.9B Loans VABK Branches (16) Our Story Soundness Growth Profitability 0.15% NPAs / Loans + OREO 0.02% NCOs / Avg. Loans 1.30% ROAA 19.8% ROATCE 20% Asset CAGR since 2016 21% Deposit CAGR since 2016 81 29

Experienced Management and Board of Directors

Seasoned Executive Leadership

	***Glenn W. Rust*** *President, CEO & Director*	*Age: 66* *Banking Experience: 48 Years* *Virginia National Experience: 16 Years*
	***Diane Corscadden-Weaver*** *President & Director of Virginia National Bank*	*Age: 59* *Banking Experience: 35 Years* *Virginia National Experience: 1 Year*
	***Tara Y. Harrison*** *Chief Financial Officer & Executive Vice President*	*Age: 53* *Banking Experience: 22 Years* *Virginia National Experience: 6 Years*
	***Donna G. Shewmake*** *General Counsel, Corporate Secretary & Executive Vice President*	*Age: 61* *Legal Experience: 37 Years* *Virginia National Experience: 14 Years*
	***Virginia R. Bayes*** *Chief Credit Officer & Executive Vice President*	*Age: 61* *Banking Experience: 35 Years* *Virginia National Experience: 24 Years*
	***Mark Meulenberg*** *Chief Investment Officer of Masonry Capital Management*	*Age: 50* *Investment Management Experience: 29 Years* *Virginia National Experience: 14 Years*
	***Todd Sturman*** *Head of Sturman Wealth Advisors*	*Age: 48* *Wealth Advisory Experience: 23 Years* *Virginia National Experience: 7 Years*
	***Wendy Stone*** *Senior Fiduciary & Trust Officer of VNB Trust & Estate Services*	*Age: 53* *Fiduciary & Trust Experience: 26 Years* *Virginia National Experience: 8 Years*

Experienced and Balanced Board

Board Member (Age)	Board Tenure	Experience
William D. Ditmar, Jr. (69) *Chairman of the Board*	24 Years	Corporate executive and investor at Enterprise Properties, LLC
John B. Adams, Jr. (77) *Vice Chairman of the Board*	20 Years *	Chairman of Fauquier Bank; CEO of Bowman Companies, Inc.
Steven W. Blaine (64) *Director*	24 Years	Of Counsel with Woods Rogers PLC
Kevin T. Carter (56) *Director*	6 Years *	Managing Director for Lansdowne Resort
Hunter E. Craig (61) *Director*	24 Years	Principal real estate broker with Georgetown Real Estate
Randolph D. Frostick (65) *Director*	13 Years *	Co-Founder, Of Counsel Vanderpool, Frostick & Nishanian, P.C.
Linda M. Houston (64) *Director*	4 Years	Former Managing director & executive with Merrill Lynch
Jay B. Keyser (65) *Director*	13 Years *	Chief Executive of the William A. Hazel Family Office
Glenn W. Rust (66) *Director*	16 Years	President & CEO of Virginia National Bankshares Corporation
Sterling T. Strange III (61) *Director*	15 Years *	President, Founder & CEO of The Solution Design Group, Inc.
Gregory L. Wells (65) *Director*	10 Years	Former CEO of ACAC Fitness and Wellness Centers

Company insiders own approximately 13% of common shares and equivalents (1)

Source: S&P Global Market Intelligence; Company Documents
(1) Per Company's 2022 Proxy Statement, as of April 25, 2022
* Include prior board experience at Fauquier Bankshares, Inc.

5

Virginia National Bankshares Corporation

Our Corporate Vision Customer Experience Empowered Employees Local Commitment Deliver caring and innovative financial solutions to our communities Commitment to customer journey Investment in digital strategy Recognition within markets for customer service excellence Unwavering commitment to invest in the long-term financial health and stability of individuals, businesses, and charitable organizations Tag Line: “It’s all about people… and always will be” Embrace diversity, equity, and inclusion and provide growth and enrichment opportunities High-performing team committed to fulfilling promises and building lasting relationships Shared vision of guiding principles, core values and strategies that guide the Company Exceptional service begins and ends with people Access to local decision makers Quick response Relationship Banking Enriching lives and building stronger communities Support Customers Engaged In “Going Green” Campaigns “Best Bank / Credit Union”

Source: S&P Global Market Intelligence Data as of or for the twelve months ended each year end stated; Q3 ’22 data as of or for the three months ended 9/30/22 History of Our Growth Timeline of Major Events Footprint Through Time Consistent Balance Sheet Growth 1998 Virginia National Bank opened in Charlottesville after receiving OCC Charter, with more than 900 local shareholders 2006 Glenn Rust joined Virginia National as President and Director 2018 VNBTrust merged into the Bank; formed Masonry Capital Management, LLC, offering investment advisory and management services to clients 2020 Announced Merger Agreement with Fauquier Bankshares, Inc. and The Fauquier Bank 2021 Completed merger with Fauquier / Hired Diane Corscadden-Weaver as President and Director of Virginia National Bank 2007 VNBTrust, a national bank trust and wholly owned subsidiary, formed to offer trust and estate administration services 2008 Opened new corporate headquarters, a full-service office on Pantops Mountain just east of the Charlottesville city limits 2022 Opened full-service office in Richmond; hired Northern Virginia commercial lenders; planned 2 branch closures for December 30, 2022 2006 8 Total Offices Winchester Charlottesville Orange Arvonia Albemarle Fluvanna Charlottesville Crozet Nelson Richmond Chester Petersburg Ashland Goochland Washington Alexandria Manassas Fauquier Winchester Romney Frederick 2022 16 Total Offices Winchester Charlottesville Fauquier Richmond 2019 Opened Richmond loan production office in the second quarter 2016 Acquired Sturman Wealth Advisors and incorporated as a line of business CAGR ‘06 – Q3 ‘22: 12%

Source: S&P Global Market Intelligence; CNBC; US News; Forbes; IBISWorld; Fortune Demographic data as of 6/30/22 Overview of Virginia’s Economy Virginia Market Highlights Top Counties in the US – 2022 Proj. Median HHI ($000) Major Employers Ranked the Top State for Business two years in a row CNBC 2021 Ranked #7 Overall Best State to Live In US News #5 for employment #5 for opportunity equality #12 for health care #12 for education Ranked #4 Best State for Business Forbes #6 fastest rate of new business growth from 2014 – 2019 IBISWorld 279,981 total businesses $486B gross state GDP 13th lowest state unemployment rate in the U.S. based on September 2022 data 42% of Virginians have a bachelor’s degree or higher U.S. Census 21 Fortune 500 Companies Headquartered in Virginia Virginia

Overview of Our Markets

Charlottesville, VA MSA *(2022 Population: 233,639)* (1)



- $11.9 billion GDP in 2020 [2]
- ~6 thousand businesses operating within the MSA, including 6 Fortune 500s in 2020 [3]
- Ranked 5th best place to live in 2021 by Livability

Richmond, VA MSA *(2022 Population: 1,328,751)* (1)



- $90.5 billion GDP in 2020 [2]
- ~33 thousand businesses operating within the MSA in 2020 [3]
- Ranked 3rd best city outside Silicon Valley for startups in 2021 by BroadBandNow

Washington D.C. MSA *(2022 Population: 6,441,102)* (1)



- $561.0 billion GDP in 2020 [2]
- ~157 thousand businesses operating within the MSA, including 15 Fortune 500s in 2020 [3]
- Named a 2022 "Best Place to Live" by U.S. News & World Report

Fauquier & Prince William County, VA



- 559,059 combined 2022 population [1]
- $25.1 billion combined GDP in 2020 [2]
- $125,459 combined 2027 projected HHI [4]

'22 – '27E Proj. Population Growth (%) (1)


4.1%
4.2%
4.5%
5.3%
3.5%
3.4%
3.2%
Washington, DC
Charlottesville, VA
Richmond, VA
Fauquier & Prince William County, VA(4)
Virginia
Southeast
USA

'27E Proj. Median Household Income ($) (1)


$125,882
$96,423
$83,105
$125,459
$92,674
$72,152
$91,055
Washington, DC
Charlottesville, VA
Richmond, VA
Fauquier & Prince William County, VA(4)
Virginia
Southeast
USA

September 2022 Unemployment Rate (%)


3.1%
2.2%
2.8%
2.4%
2.6%
2.9%
3.5%
Washington, DC
Charlottesville, VA
Richmond, VA
Fauquier & Prince William County, VA(4)
Virginia
Southeast
USA

(1) Source: U.S. Bureau of Labor Statistics; aggregated by S&P Global Market Intelligence
(2) Source: U.S. Bureau of Economic Analysis; data for the year 2020 as of 6/6/22
(3) Source: U.S. Census Bureau County Business Patterns; data for the year 2020 as of 6/6/22
(4) Population weighted between Prince William County and Fauquier County, Virginia

9

Virginia National Bankshares Corporation

Source: S&P Global Market Intelligence Deposit data as of 6/30 each respective year * Prior to Truist merger, Virginia National was ranked third in Charlottesville MSA by deposit market share Dominant Market Share in Core Markets Charlottesville, VA MSA * Historical Growth in Charlottesville Deposits ($B) 11.0% Rank: 5 9.8% Rank: 5 4.1% Rank: 7 VABK Deposit Market Share & Rank VABK CAGR: 10.7% Charlottesville MSA CAGR: 5.8% Fauquier County, VA

Source: Company documents, S&P Global Market Intelligence Standalone data as of the quarter prior to announcement (Q3 ’20) (1) Community banks defined as less than $15 billion in total assets Overview of our Merger with Fauquier Bankshares Inc. Pro Forma Branch Footprint Creates a Top 10 largest Virginia-based community bank(1) Improves demographics ’22 - ’27 projected pop. growth: 4.07%  ’22 - ’27 projected pop. growth: 4.21% $94,085 Median HHI  $107,130 Median HH Scale $918M Assets  $1.7B Assets $621M Loans  $0.9B Loans $804M Deposits  $1.6B Deposits Fauquier was 95% core funded with 24% demand deposits and a 0.21% cost of deposits At Announcement >25% ’21 EPS Accretion $7M Merger Charges 3.9 years TBV Earnback $7M Estimated Cost Savings FBSS Branches (10) VABK Branches (6) Actual Through Sept. 2022 >30% ’21 EPS Accretion $7M Merger Charges 1.9 years TBV Earnback $11M Estimated Cost Savings Attractive Financial Impact

Organic Growth vs. M&A Continue our organic growth strategy in Northern Virginia and Richmond Hired our bank president, Diane Corscadden-Weaver, who has spent her entire career as a banker in Northern Virginia Hired 4 commercial / business lenders in Richmond and Northern Virginia in 2022 Maintain dominant deposit market share in Charlottesville MSA and Fauquier and Prince William Counties Focus on growing fee income lines of business Evaluative select M&A opportunities to enhance franchise depth, reach and product suite Depositories, financial technology, fee income businesses

Financial Highlights

Balance Sheet Trends Source: S&P Global Market Intelligence Data as of or for the twelve months ended each year end stated; Q3 ’22 data as of or for the three months ended 9/30/22 Total Assets ($M) Total Gross Loans ($M) Total Deposits ($M) Total Assets ($M)

Core Funded Deposit Portfolio Cost of Deposits Over Time Historical Deposit Composition ($M) Source: S&P Global Market Intelligence Data as of or for the twelve months ended each year end stated; quarterly data as of or for the three months ended quarter stated Deposit beta for the last cycle of rising Fed Funds rate from Q4 ’16 to Q4 ’18 Deposit beta for the current cycle of rising Fed Funds rate from Q4 ’21 to Q3 ’22 Non-core deposits defined as jumbo time deposits > 250k Deposit Composition & Deposits by Geography (%) Last Cycle VABK Deposit Beta(1): 23.6% Current Cycle VABK Deposit Beta(2): (2.7%) (3)

Loan Composition Highlights Loan Composition (%) Source: S&P Global Market Intelligence Data as of or for the twelve months ended each year end stated; Q3 ’22 data as of or for the three months ended 9/30/22 Loans / Deposits (%) Historical Loan Composition ($M) No Shared National Credit Exposure and limited exposure to purchased and participated loans Funded $207.5 million Paycheck Protection Program loans over the program, with origination fees of 3.9% 12 commercial bankers throughout our footprint 52% of the portfolio is floating or adjustable 4.24% 4.53% 4.62% 4.15% 4.32% 4.56% 4.13% Yield on Loans (%)

Asset Quality Cumulative losses from the Global Financial Crisis of 0.66%(1) Post-Global Financial Crisis Peak NPAs of $8.7mm, 1.98% of total assets, in 2009 Source: S&P Global Market Intelligence Data as of or for the twelve months ended each year end stated; Q3 ’22 data as of or for the three months ended 9/30/22 (1) Calculated as the sum of NCOs for the years ended 2008 – 2012 divided by total loans as of 12/31/08 NPAs / Loans + OREO (%) NCOs / Average Loans (%) Loan Loss Reserve / Gross Loans (%) $2.6 = Nonperforming Assets ($M) = Net Charge-Offs (Recoveries) ($000) = Loan Loss Reserve ($M) $2.8 $2.5 $1.3 $2.1 $1.5 $48 $1,025 $2,056 $376 $485 $57 $4.0 $4.9 $4.2 $5.5 $6.0 $5.5 20-Year Average: 0.10% Loan Mark / Gross Loans Loan Loss Reserve / Gross Loans

Wealth & investment advisory services Revenue generated primarily from investment advisory and financial planning fees; decreasing portion from brokerage commissions Purchased this book of business in 2016 Investment management services for separately managed accounts and private investment fund Employs a value-based, catalyst-driven investment strategy Revenue primarily generated from management fees, which are derived from AUM Corporate trust services, trust and estate administration, IRA administration and custody services, and in-house investment management Revenue generated from administration, service and custody fees, as well as management fees derived from AUM Differentiated Revenue Streams Total Revenue by Segment ($000) Diversified Business Segments Source: S&P Global Market Intelligence Data as of or for the twelve months ended each year end stated; Q3 ’22 data as of or for the three months ended 9/30/22 Segment revenue not broken out from VNB Wealth in 2017 & 2018 (1) Includes a $2.4 million one time payment to resolve a commercial dispute 21.6% = Noninterest Income / Operating Revenue (%) 19.5% 18.9% 19.6% 18.9% 15.9% (1)

Operating Expense Noninterest Expense / Average Assets (%) Noninterest Expense ($M) Source: S&P Global Market Intelligence Annual data as of or for the twelve months ended each year end stated; Quarterly data as of or for the three months ended each quarter stated Peers include major-exchange traded banks headquartered in FL, GA, KY, MD, NC, SC, TN, VA, and WV with total assets between $1.5 - $10 billion The KRX (KBW Nasdaq Regional Banking Index) is a modified market capitalization weighted index designed to track the performance of publicly traded leading regional banks and thrifts Assets / Full Time Employee ($000) Noninterest Expense / Average Assets versus Peers = Deposits / Branch $90 $115 $89 $104 $100 $89 $99 $89

Profitability Trends Source: S&P Global Market Intelligence Annual data as of or for the twelve months ended each year end stated; Quarterly data as of or for the three months ended each quarter stated Refer to the Non-GAAP reconciliation in the appendix for a calculation of core metrics Core Return on Average Assets (%) Core Return on Average Tangible Common Equity (%) Net Interest Margin (%) Core Efficiency Ratio (%)

Securities Book Overview Investment Securities Average Balance and Yield Maturity Schedule Accumulated Other Comprehensive (Loss) Income Source: S&P Global Market Intelligence Data as of or for the twelve months ended each year end stated; Q3 ’22 data as of or for the three months ended 9/30/22 Cash and Securities Portfolio Composition $247 million of liquid assets, with a average yield as of 9/30/22 of 1.74%, are either held in cash or reprice within one year

Interest Rate Sensitivity Source: Company documents Data as of or for the three months ended 9/30/22 Variable vs. Fixed Rate Loans (As of 9/30/22) $493 million of total variable rate loans $273 million ARMs will reprice in the next 5 years $449 million of total fixed rate loans $217 million mature in 5 years $90 million of interest rate swaps 65% of variable rate loans have floors Static Shock / Rate Ramp Analysis (2-Year Immediate Shock) Net Interest Income % Change GAP Summary ($M) 48%

Capital Ratios Source: S&P Global Market Intelligence Data as of or for the twelve months ended each year end stated; Q3 ’22 data as of or for the three months ended 9/30/22 Tangible Common Equity / Tangible Assets (%) CET1 Ratio (%) Total Capital Ratio (%) Bank CRE / C&D Concentration Ratios

Why VABK?

Virginia National has been profitable since the first year post-inception Cumulative losses in Global Financial Crisis of 0.66% vs. aggregate banking industry losses of 8.56% (1) Consistent Credit Quality and Profitability… ROAA: Source: S&P Global Market Intelligence, FDIC Data as of or for the twelve months ended each year end stated; VABK Q3 ’22 data as of or for the three months ended 9/30/22 Calculated as the quotient of the sum of net charge-offs between ‘08-’12 over average loan balance in 2008 FDIC banking industry YTD data as of 6/30/22 Net Charge-Offs / Average Loans (2) (2)

2006 – Q3 ’22: TBVPS CAGR of 4.00% vs. KRX Median of 3.30% vs. Peer Median of 3.66% …Has Driven Top-Tier Shareholder Value Growth Source: S&P Global Market Intelligence Data as of or for the twelve months ended each year end stated; YTD data as of or for the nine months ended 9/30/22 Peers include major exchange-traded banks headquartered in FL, GA, MD, NC, SC, TN, VA and WV with total assets between $1.5 - $6.0 billion that reported TBVPS in 2006 Note: Tangible book value per share inclusive of stock dividends over time (1) Tangible book value per share adjusted to exclude impact of AOCI in each respective period (1)

Key Investment Highlights Experienced board of directors and management team Attractive markets driving future growth Attractive core deposit franchise Conservative credit culture Scalable and efficient operating model Committed to serving and developing local economies Shareholder alignment and performance driven culture

Appendix

Historical Financials Source: S&P Global Market Intelligence Data as of the period stated Note: Income statement and relevant per share CAGRs annualized for the quarter ended 9/30/22 to reflect equivalent time horizons relative to the year ended 12/31/16 Historical Financials (Dollars in Thousands) At or for the year ended, ‘16 Q3 ’22 CAGR At or for the quarter ended, 12/31/16 12/31/17 12/31/18 12/31/19 12/31/20 12/31/21 12/31/21 03/31/22 06/30/22 09/30/22 Balance Sheet Total Assets 605,030 643,886 644,800 702,627 848,410 1,972,184 20.1% 1,972,184 1,935,207 1,744,940 1,733,756 Total Net Loans 478,447 524,741 532,299 535,324 603,951 1,055,227 12.4% 1,055,227 1,001,128 954,689 936,862 Securities 58,371 69,785 63,075 115,724 177,096 308,767 47.4% 308,767 346,498 466,968 543,597 Deposits 524,651 542,962 572,533 621,211 730,764 1,796,170 21.4% 1,796,170 1,774,348 1,598,898 1,596,647 Tangible Common Equity 58,002 64,154 69,893 75,327 81,885 145,302 11.9% 145,302 129,790 118,431 110,621 Balance Sheet Ratios Loans/ Deposits (%) 91.9 97.4 93.8 86.9 83.4 59.1 59.1 56.8 60.1 59.0 TCE/ TA (%) 9.60 9.98 10.85 10.73 9.66 7.43 7.43 6.76 6.85 6.44 Leverage Ratio (%) 10.31 10.58 11.14 10.81 9.54 7.79 7.79 8.03 8.79 9.17 Tier 1 Common Ratio (%) 11.91 12.23 13.58 14.28 14.37 14.31 14.31 15.09 15.95 16.41 Total Capital Ratio (%) 12.66 12.99 14.52 15.08 15.35 14.88 14.88 15.66 16.50 16.97 Income Statement Net Interest Income 18,436 21,525 22,987 22,002 24,005 45,259 21.9% 12,436 11,506 12,543 14,361 Provision Expense 111 418 1,873 1,375 1,622 1,014 6.1% 537 148 (217) 39 Non Interest Income 5,305 5,881 5,530 5,125 5,822 10,465 10.0% 3,028 2,387 2,533 2,300 Non Interest Expense 15,296 15,882 16,014 17,424 17,606 35,099 17.2% 9,588 10,095 9,442 9,503 Net income 5,748 6,554 8,470 6,689 7,978 10,071 27.4% 5,281 4,924 5,685 5,772 Core income 5,681 6,643 8,556 6,781 8,389 17,085 28.9% 5,199 3,388 5,156 6,113 Profitability Ratios ROAA (%) 1.02 1.05 1.33 1.02 1.00 0.61 1.08 1.02 1.27 1.30 Core ROAA (%)1.01 1.06 1.34 1.04 1.05 1.04 1.07 0.70 1.15 1.39 ROAE (%)9.86 10.36 12.39 9.02 10.01 7.17 13.12 12.35 16.16 16.63 Core ROAE (%) 9.75 10.50 12.51 9.14 10.52 12.16 12.92 8.50 14.66 17.62 Net Interest Margin (%) 3.49 3.63 3.80 3.57 3.17 2.94 2.74 2.59 3.02 3.47 Efficiency Ratio (%) 64.0 57.5 55.8 63.9 58.7 60.4 58.4 69.59.7 54.4 Noninterest Inc/ Operating Rev (%) 22.5 21.6 19.5 18.9 19.6 18.9 19.7 17.3 16.9 13.9 Asset Quality NPAs/ Loans + OREO (%) 0.50 0.49 0.53 0.46 0.21 0.20 0.20 0.20 0.15 0.15 NCOs/ Avg Loans (%) (0.00) 0.01 0.19 0.39 0.06 0.05 0.06 0.12 0.05 0.02 Reserves/ Loans (%) 0.76 0.76 0.91 0.78 0.90 0.56 0.56 0.58 0.57 0.58 Per Share Information Common Shares Outstanding (Actual) 2,611,577 2,657,775 2,670,625 2,692,005 2,714,273 5,308,335 13.2% 5,308,335 5,326,271 5,326,271 5,327,271 Tangible BV per Share ($) 22.21 24.14 26.17 27.98 30.17 27.37 (1.2%) 27.37 24.37 22.24 20.77 Dividends ($) 0.42 0.53 0.92 1.17 1.20 1.50 20.2% 0.30 0.30 0.30 0.30 Diluted EPS after Extraordinary ($) 2.19 2.46 3.15 2.49 2.95 2.14 12.6% 1.07 0.92 1.06 1.08 Core EPS ($) 2.17 2.85 3.18 2.52 3.10 3.63 13.9% 1.05 0.63 0.96 1.14 Source S&P Global Market Intelligence Data as Of Period Stated Note: income Statement and relevant per Share CAGRs annualized for the quarter ended 9/30/22 to equivalent time horizons relatives to the year Ended 12/31/16 9 58 128 161 161 160 1 86 151 187 224 227

Core Profitability Non-GAAP Reconciliation Source: S&P Global Market Intelligence Data as of the period stated 9 58 128 161 161 160 1 86 151 187 224 227 (Dollars in Thousands) As of or for the Twelve Months Ended, As of or for the Quarter Ended, 2016 2017 2018 2019 2020 2021 3/31/22 6/30/22 9/30/22 Net Income $5,748 $6,554 $8,470 $6,689 $7,978 $10,071 $4,924 $5,685 $5,772 Net Income Attributable to NCI 0 0 0 0 0 0 0 0 0 Add: Amort of Intang & Goodwill Impairment 93 112 109 83 90 1,456 456 444 432 Less: Nonrecurring Expense 0 0 0 460 1,173 7,423 0 0 0 Less: Nonrecurring Noninterest Income (19) 74 0 352 0 0 2,400 1,113 0 Less: Gain (Loss) Securities 197 (75) 0 74 743 0 0 0 0 Less: Tax Effect 18 (24) (23) (25) (109) (1,865) 408 140 (91) Core Net Income $5,681 $6,643 $8,556 $6,781 $8,389 $17,085 $3,388 $5,156 $6,113 Average Assets $562,734 $626,104 $638,909 $655,196 $797,678 $1,649,334 $1,937,350 $1,796,131 $1,762,841 Core ROAA 1.01% 1.06% 1.34% 1.04% 1.05% 1.04% 0.70% 1.15% 1.39% Average TCE $57,316 $62,266 $67,480 $73,375 $78,992 $129,569 $142,974 $124,648 $123,160 Core ROATCE 9.91% 10.67% 12.68% 9.24% 10.62% 13.19% 9.48% 16.55% 19.85% Noninterest Expense $15,296 $15,882 $16,014 $17,424 $17,606 $35,099 $10,095 $9,442 $9,503 Less: Nonrecurring Expense 0 0 0 460 1,173 7,423 0 0 0 Less: Amort of Intang & Goodwill Impairment 93 112 109 83 90 1,456 456 444 432 Adjusted Noninterest Expenses $15,203 $15,770 $15,905 $16,881 $16,343 $26,220 $9,639 $8,998 $9,071 Net Interest Income $18,436 $21,525 $22,987 $22,002 $24,005 $45,259 $11,506 $12,543 $14,361 Add: Noninterest Income 5,305 5,881 5,530 5,125 5,822 10,465 2,387 2,533 2,300 Less: Gain (Loss) Securities 197 (75) 0 74 743 0 0 0 0 Adjusted Revenue $23,544 $27,481 $28,517 $27,053 $29,084 $55,724 $13,893 $15,076 $16,661 Core Efficiency Ratio 64.6% 57.4% 55.8% 62.4% 56.2% 47.1% 69.4% 59.7% 54.4%